EX-99.23(d)(69)

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
               STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC

         This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC, a Delaware corporation and registered investment adviser ("Sub-Adviser").

         WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

         WHEREAS, certain S&P/JNL Funds will be merged as outlined below; and

-------------------------------------------------- -----------------------------------------------
                 Acquiring Funds                                   Acquired Funds
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
S&P/JNL Conservative Growth Fund I                 S&P/JNL Conservative Growth Fund II
                                                   S&P/JNL Conservative Growth Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
S&P/JNL Moderate Growth Fund I                     S&P/JNL Moderate Growth Fund II
                                                   S&P/JNL Moderate Growth Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
S&P/JNL Aggressive Growth Fund I                   S&P/JNL Aggressive Growth Fund II
                                                   S&P/JNL Aggressive Growth Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
S&P/JNL Very Aggressive Growth Fund I              S&P/JNL Very Aggressive Growth Fund II
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
S&P/JNL Equity Growth Fund I                       S&P/JNL Equity Growth Fund II
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
S&P/JNL Equity Aggressive Growth Fund I            S&P/JNL Equity Aggressive Growth Fund II
-------------------------------------------------- -----------------------------------------------

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 3, 2004, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 3, 2004, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 3rd day of May, 2004.

JACKSON NATIONAL ASSET              STANDARD & POOR'S INVESTMENT
MANAGEMENT, LLC                     ADVISORY SERVICES, INC.


By:  /s/ Andrew B. Hopping              By:  /s/ Thomas F. Gizicki
     -------------------------------        -----------------------------

Name: ANDREW B. HOPPING                 Name:  THOMAS F. GIZICKI
      ------------------------------          ---------------------------

Title:   PRESIDENT                      Title:  PRESIDENT
         ---------------------------           --------------------------

                                   SCHEDULE A
                                DATED MAY 3, 2004

                                     (Fund)


                        S&P/JNL Aggressive Growth Fund I
                       S&P/JNL Conservative Growth Fund I
                     S&P/JNL Equity Aggressive Growth Fund I
                          S&P/JNL Equity Growth Fund I
                         S&P/JNL Moderate Growth Fund I
                      S&P/JNL Very Aggressive Growth Fund I
                           S&P/JNL Core Index 50 Fund
                           S&P/JNL Core Index 75 Fund
                           S&P/JNL Core Index 100 Fund

                                   SCHEDULE B
                                DATED MAY 3, 2004

                                 (Compensation)

                        S&P/JNL Aggressive Growth Fund I
                       S&P/JNL Conservative Growth Fund I
                     S&P/JNL Equity Aggressive Growth Fund I
                          S&P/JNL Equity Growth Fund I
                         S&P/JNL Moderate Growth Fund I
                      S&P/JNL Very Aggressive Growth Fund I
                           S&P/JNL Core Index 50 Fund
                           S&P/JNL Core Index 75 Fund
                           S&P/JNL Core Index 100 Fund

                               ASSETS                   ANNUAL RATE
                    $0 to $1.3 billion                       0.07%
                    Over $1.3 billion                        0.05%